UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : September 26, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-C)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-08                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-C pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 26, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  September 28, 2005   By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                           Name:  Mark W. McDermott
                           Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders September 26, 2005



Exhibit 99.1
Statement to Certificateholders September 26, 2005



                      Centex Home Equity Loan Trust 2005-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                 September 26, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1         74,667,000.00     69,675,928.62     4,325,720.31    243,633.50     4,569,353.81       0.00      0.00       65,350,208.31
AF2         20,534,000.00     20,534,000.00             0.00     72,775.92        72,775.92       0.00      0.00       20,534,000.00
AF3         17,570,000.00     17,570,000.00             0.00     63,442.34        63,442.34       0.00      0.00       17,570,000.00
AF4         28,375,000.00     28,375,000.00             0.00    112,246.77       112,246.77       0.00      0.00       28,375,000.00
AF5         37,441,000.00     37,441,000.00             0.00    157,501.81       157,501.81       0.00      0.00       37,441,000.00
AF6         19,843,000.00     19,843,000.00             0.00     76,693.20        76,693.20       0.00      0.00       19,843,000.00
AV1        314,975,000.00    288,598,435.36    23,838,458.04    957,184.81    24,795,642.85       0.00      0.00      264,759,977.32
AV2        163,855,000.00    163,855,000.00             0.00    552,191.35       552,191.35       0.00      0.00      163,855,000.00
AV3        119,101,000.00    119,101,000.00             0.00    409,839.77       409,839.77       0.00      0.00      119,101,000.00
M1          45,521,000.00     45,521,000.00             0.00    164,735.44       164,735.44       0.00      0.00       45,521,000.00
M2          33,516,000.00     33,516,000.00             0.00    121,886.52       121,886.52       0.00      0.00       33,516,000.00
M3          21,010,000.00     21,010,000.00             0.00     76,779.88        76,779.88       0.00      0.00       21,010,000.00
M4          19,509,000.00     19,509,000.00             0.00     73,895.76        73,895.76       0.00      0.00       19,509,000.00
M5          16,508,000.00     16,508,000.00             0.00     62,968.85        62,968.85       0.00      0.00       16,508,000.00
M6          17,508,000.00     17,508,000.00             0.00     67,561.43        67,561.43       0.00      0.00       17,508,000.00
M7          14,507,000.00     14,507,000.00             0.00     61,783.70        61,783.70       0.00      0.00       14,507,000.00
B1          16,508,000.00     16,508,000.00             0.00     72,506.80        72,506.80       0.00      0.00       16,508,000.00
B2          18,008,000.00     18,008,000.00             0.00     86,298.34        86,298.34       0.00      0.00       18,008,000.00
R                    0.00              0.00             0.00          0.00             0.00       0.00      0.00                0.00
TOTALS     998,956,000.00    967,588,363.98    28,164,178.35  3,433,926.19    31,598,104.54       0.00      0.00      939,424,185.63

XIO      1,000,474,983.03    973,812,213.46             0.00         28.39            28.39       0.00      0.00      947,979,703.59
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1     152314NK2        933.15559243      57.93349552    3.26293409    61.19642961      875.22209691        AF1      4.196000 %
AF2     152314NL0      1,000.00000000       0.00000000    3.54416675     3.54416675    1,000.00000000        AF2      4.253000 %
AF3     152314NM8      1,000.00000000       0.00000000    3.61083324     3.61083324    1,000.00000000        AF3      4.333000 %
AF4     152314NN6      1,000.00000000       0.00000000    3.95583330     3.95583330    1,000.00000000        AF4      4.747000 %
AF5     152314NP1      1,000.00000000       0.00000000    4.20666676     4.20666676    1,000.00000000        AF5      5.048000 %
AF6     152314NQ9      1,000.00000000       0.00000000    3.86500025     3.86500025    1,000.00000000        AF6      4.638000 %
AV1     152314NR7        916.25822799      75.68365121    3.03892312    78.72257433      840.57457678        AV1      3.731250 %
AV2     152314NS5      1,000.00000000       0.00000000    3.37000000     3.37000000    1,000.00000000        AV2      3.791250 %
AV3     152314NT3      1,000.00000000       0.00000000    3.44111107     3.44111107    1,000.00000000        AV3      3.871250 %
M1      152314NU0      1,000.00000000       0.00000000    3.61888886     3.61888886    1,000.00000000        M1       4.071250 %
M2      152314NV8      1,000.00000000       0.00000000    3.63666667     3.63666667    1,000.00000000        M2       4.091250 %
M3      152314NW6      1,000.00000000       0.00000000    3.65444455     3.65444455    1,000.00000000        M3       4.111250 %
M4      152314NX4      1,000.00000000       0.00000000    3.78777795     3.78777795    1,000.00000000        M4       4.261250 %
M5      152314NY2      1,000.00000000       0.00000000    3.81444451     3.81444451    1,000.00000000        M5       4.291250 %
M6      152314NZ9      1,000.00000000       0.00000000    3.85888908     3.85888908    1,000.00000000        M6       4.341250 %
M7      152314PA2      1,000.00000000       0.00000000    4.25888881     4.25888881    1,000.00000000        M7       4.791250 %
B1      152314PB0      1,000.00000000       0.00000000    4.39222195     4.39222195    1,000.00000000        B1       4.941250 %
B2      152314PC8      1,000.00000000       0.00000000    4.79222235     4.79222235    1,000.00000000        B2       5.391250 %
TOTALS                   968.59958194      28.19361248    3.43751496    31.63112744      940.40596946

XIO     N/A              973.34988878       0.00000000    0.00002838     0.00002838      947.52964309        XIO      0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                    Lauren M. Grunley
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931
               --------------------------------------------------

Sec. 7.09(ii)         Distributions Allocable to Principal

                      Group I
                      Scheduled Monthly Payments                                                               207,628.38
                      Curtailments                                                                              46,525.28
                      Prepayments in Full                                                                    3,713,447.00
                      Loans Repurchased by Seller                                                                    0.00
                      Substitution Amounts                                                                           0.00
                      Net Liquidation Proceeds                                                                       0.00

                      Group II
                      Scheduled Monthly Payments                                                               475,170.96
                      Curtailments                                                                              27,930.00
                      Prepayments in Full                                                                   21,361,808.25
                      Loans Repurchased by Seller                                                                    0.00
                      Substitution Amounts                                                                           0.00
                      Net Liquidation Proceeds                                                                       0.00

                      Group I Subordination Increase Amount                                                  2,331,668.48
                      Group I Excess Overcollateralization Amount                                                    0.00

Sec. 7.09(iv)         Class Interest Carryover Shortfall
                      Class AF1                                                                                      0.00
                      Class AF2                                                                                      0.00
                      Class AF3                                                                                      0.00
                      Class AF4                                                                                      0.00
                      Class AF5                                                                                      0.00
                      Class AF6                                                                                      0.00
                      Class AV1                                                                                      0.00
                      Class AV2                                                                                      0.00
                      Class AV3                                                                                      0.00
                      Class M1                                                                                       0.00
                      Class M2                                                                                       0.00
                      Class M3                                                                                       0.00
                      Class M4                                                                                       0.00
                      Class M5                                                                                       0.00
                      Class M6                                                                                       0.00
                      Class M7                                                                                       0.00
                      Class B                                                                                        0.00
                      Class B                                                                                        0.00

Sec. 7.09(v)          Class Principal Carryover Shortfall
                      Group I Subordinate Certificates
                      Class M1                                                                                       0.00
                      Class M2                                                                                       0.00
                      Class M3                                                                                       0.00
                      Class M4                                                                                       0.00
                      Class M5                                                                                       0.00
                      Class M6                                                                                       0.00
                      Class M7                                                                                       0.00
                      Class B1                                                                                       0.00
                      Class B2                                                                                       0.00

Sec. 7.09(vi)         Aggregate Loan Balance of Each Group
                      Group I Beginning Aggregate Loan Balance                                             194,199,501.04
                      Group I Ending Aggregate Loan Balance                                                190,231,900.38

                      Group II Beginning Aggregate Loan Balance                                            779,612,712.41
                      Group II Ending Aggregate Loan Balance                                               757,747,803.20

Sec. 7.09(vii)        Overcollateralization
                      Total Overcollateralization Amount                                                     8,555,517.95
                      Total Required Overcollateralization Amount                                           32,515,163.59

Sec. 7.09(viii)       Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)         Substitution Amounts
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00

Sec. 7.09(ix)         Loan Purchase Price Amounts
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00

Sec. 7.09(x)          Weighted Average Net Coupon Rate
                      Group I                                                                                    8.0587 %
                      Group II                                                                                   6.8671 %

Sec. 7.09(xii)        Monthly Remittance Amount
                      Group I                                                                                5,272,268.45
                      Group II                                                                              26,326,836.09

Sec. 7.09(xiii)       Weighted Average Gross Margin
                      Group II Loans                                                                             5.9317 %

Sec. 7.09(xiv)        Largest Loan Balance
                      Group I                                                                                  609,788.43
                      Group II                                                                                 976,322.60

Sec. 7.09(xv)         Basic Principal Amount
                      Group I                                                                                3,967,600.66
                      Group II                                                                              21,864,909.21

Sec. 7.09(xvi)        Net Wac Cap Carryover Paid
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00
                      Subordinate                                                                                    0.00

Sec. 7.09(xvi)        Remaining Net Wac Cap Carryover
                      Group I                                                                                        0.00
                      Group II                                                                                       0.00
                      Group Subordinate                                                                              0.00

Sec. 7.09(xviii)      Net Wac Cap
                      Group I Net WAC Cap                                                                          8.06 %
                      Group II Net WAC Cap                                                                         6.44 %
                      Subordinate Net WAC Cap                                                                      6.49 %

Sec. 7.09(xix)        Applied Realized Loss Amounts
                      Subordinate Certificates
                      Class M1                                                                                       0.00
                      Class M2                                                                                       0.00
                      Class M3                                                                                       0.00
                      Class M4                                                                                       0.00
                      Class M5                                                                                       0.00
                      Class M6                                                                                       0.00
                      Class M7                                                                                       0.00
                      Class B1                                                                                       0.00
                      Class B2                                                                                       0.00

Sec. 7.09(xx)         Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                              Group 1
                                                                                       Principal
                                             Category              Number               Balance               Percentage
                                             1 Month                        26            1,594,535.53                  0.84 %
                                             2 Month                        12              613,369.77                  0.32 %
                                             3 Month                         2              205,641.79                  0.11 %
                                             Total                      40                2,413,547.09                  1.27 %
                                              Group 2
                                                                                       Principal
                                             Category              Number               Balance               Percentage
                                             1 Month                       133           18,956,732.88                  2.50 %
                                             2 Month                        24            2,975,010.41                  0.39 %
                                             3 Month                         4              408,494.14                  0.05 %
                                              Total                        161           22,340,237.43                  2.94 %
                                              Group Totals
                                                                                       Principal
                                             Category              Number               Balance               Percentage
                                             1 Month                       159           20,551,268.41                  2.17 %
                                             2 Month                        36            3,588,380.18                  0.38 %
                                             3 Month                         6              614,135.93                  0.06 %
                                              Total                        201           24,753,784.52                  2.61 %

Sec. 7.09(b)(ii)      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                        3              138,760.19                 0.07 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                       13            1,624,471.52                 0.21 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                       16            1,763,231.71                 0.19 %

Sec. 7.09(b)(iii)     Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                        6              444,115.55                 0.23 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                       10            1,499,643.61                 0.20 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                       16            1,943,759.16                 0.21 %

Sec. 7.09(b)(iii)     Balloon Loans
                      Number of Balloon Loans                                                                                  34.0
                      Balance of Balloon Loans                                                                          1,835,011.7

Sec. 7.09(b)(iv)      Number and Aggregate Principal Amounts of REO Loans
                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                        0                    0.00                 0.00 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                        0                    0.00                 0.00 %


                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                        0                    0.00                 0.00 %

Sec. 7.09(b)(v)       Book Value of REO Loans
                      Group I                                                                                                   0.00
                      Group II                                                                                                  0.00

Sec. 7.09(b)(vi)      Realized Losses
                      Group I:
                      Monthly Realized Losses                                                                                   0.00
                      Cumulative Realized Losses                                                                                0.00
                      Group II:
                      Monthly Realized Losses                                                                                   0.00
                      Cumulative Realized Losses                                                                                0.00

Sec. 7.09(b)(vii)     Net Liquidation Proceeds
                      Group I                                                                                                   0.00
                      Group II                                                                                                  0.00

Sec. 7.09(b)(viii)    Group I 60+ Delinquency Percentage (Rolling Three Month)                                              0.3282 %

Sec. 7.09(b)(ix)      Cumulative Loss Percentage                                                                              0.00 %
                      Cumulative Realized Losses Since Cut-Off Date                                                             0.00
                      Aggregate Loan Balance as of the Cut-Off Date                                                 1,000,466,572.08

Sec. 7.09(b)(x)       Has a Trigger Event Occurred?                                                                               NO

                      1-Month LIBOR for Current Distribution Date                                                          3.64125 %


Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.